UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2006
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
     On May 25, 2006 Montpelier Re Holdings Ltd., a Bermuda company (the “Company”), entered into a Purchase Agreement with WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P. (each, a “Purchaser” and collectively, the “Purchasers”). By the terms of the Purchase Agreement, the Purchasers will make a $100 million investment in the Company through a private sale of 6,896,552 common shares at a price of $14.50 per common share. The first $50 million purchase of 3,448,276 common shares will close on or about June 1, 2006, and the second $50 million purchase of 3,448,276 common shares will close after the expiration of the Hart-Scott-Rodino antitrust notification period. Prior to the second close the purchase price of the second tranche may be adjusted in certain circumstances.
     The 6,896,552 common shares to be issued to the Purchasers are unregistered and the Company has relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Purchasers represented to the Company that they are qualified institutional buyers and that they are purchasing the Company’s common shares for their own account and with no present intention of distributing any of such common shares.
     The foregoing description is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference into this report.
     Pursuant to the Purchase Agreement, the parties also entered into a Registration Rights Agreement on May 25, 2006 whereby the Company granted the Purchasers registration rights with respect to their common shares.
     The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto, and is incorporated by reference into this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
10.1	Purchase Agreement, dated May 25, 2006, among Montpelier Re Holdings Ltd., WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P.

10.2	Registration Rights Agreement, dated May 25, 2006, among Montpelier Re Holdings Ltd., WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

June 1, 2006	/s/ Jonathan B. Kim

Date	Name: Jonathan B. Kim
Title: General Counsel and Secretary
Index to Exhibits

Exhibit No.	Description
Exhibit 10.1	Purchase Agreement, dated May 25, 2006, among Montpelier Re Holdings Ltd., WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P.
Exhibit 10.2	Registration Rights Agreement, dated May 25, 2006, among Montpelier Re Holdings Ltd., WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P.